Subsequent Events	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Subsequent Events	Subsequent Events
On January 29, 2025, the Company announced that pursuant to an agreement with Shell Canada Limited and affiliates ("Shell") and as a result of certain conditions being met, the Company will acquire a 10% working interest in the AOSP mines, associated reserves and additional working interests in a number of other non-producing oil sands leases in exchange for a 10% working interest in the Scotford Upgrader and Quest. Following the close of the transaction, the Company will have a 100% direct working interest in the AOSP mines and an 80% interest in the Scotford Upgrader and Quest, where Shell will remain operator. The transaction does not include an exchange of cash, except for regular closing adjustments for working capital. The acquisition is targeted to close in the first half of 2025, subject to obtaining the necessary regulatory approvals.